UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 20, 2008
Date of Report (Date of earliest event reported)

COLUMBUS VENTURES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52565	72-1619354
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

810 Peace Portal Drive, Suite 210
Blaine, WA		98230
(Address of principal executive offices)		(Zip Code)

(360) 510-1240
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 20, 2008, Colubmus Ventures Inc. (the “Company”) entered into a Share Cancellation Agreement with Lubow Klauser, the sole director of the Company, pursuant to which Ms. Klauser agreed to surrender 15,000,000 shares of the Company’s common stock for cancellation (the “Shares”). In consideration of Ms. Klauser surrendering the Shares for cancellation, the Company has agreed to pay $1.00 to Ms. Klauser for the Shares. The closing of this transaction is expected to occur on March 31, 2008. A copy of the Share Cancellation Agreement is attached as an exhibit to this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
Number	Description of Exhibit

10.1	Share Cancellation Agreement dated March 20, 2008 between the Company and Lubow Klauser.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBUS VENTURES INC.
Date: March 25, 2008

	By:	/s/ Alvaro Vollmers

Alvaro Vollmers
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer